UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2014

MATTRESS FIRM HOLDING CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35354	20-8185960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5815 Gulf Freeway, Houston, Texas	77023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 923-1090

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                   Regulation FD Disclosure

On September 11, 2014, members of management of Mattress Firm Holding Corp., a Delaware corporation (the “Company”), gave a presentation to potential lenders in connection with the anticipated refinancing of the revolving credit facility and term loan debt issued by the Company’s wholly-owned subsidiary, Mattress Holding Corp.  A copy of the presentation is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The presentation contains proposed debt terms, which have not been negotiated and remain subject to change.

In the slide presentation, the Company makes reference to certain non-GAAP financial measures including Adjusted EBITDA and Pro Forma Adjusted EBITDA, which gives preliminary pro forma effect for the acquisitions recently completed by the Company in 2014, as well as the pending acquisitions expected to be completed in fiscal year 2014. While the Company reports financial results in accordance with accounting principles generally accepted in the U.S., this presentation includes the non-GAAP measure Adjusted EBITDA for the Company and the acquired businesses and the to-be acquired businesses which is not in accordance with or a substitute for GAAP measures. The Company considers Adjusted EBITDA an important supplemental measure of performance and ability to service debt. Adjusted EBITDA is often used to assess performance because it allows comparison of operating performance on a consistent basis across periods by removing the effects of various items. Any non-GAAP measures should not be considered as a substitute for, and should only be read in conjunction with, measures of financial performance prepared in accordance with GAAP. This data is presented for informational purposes only and does not purport to represent what the actual financial position or results of operations of the Company would have been if the acquisitions had been completed as of an earlier date or that may be achieved in the future. For a reconciliation of Pro Forma Adjusted EBITDA to Adjusted EBITDA, see “Mattress Firm Pro Forma EBITDA Reconciliation” in the appendix of the slide presentation. Certain of the non-GAAP financial measures included herein present prospective financial information. The Company has not provided a quantitative reconciliation between such financial measures to the most comparable financial measure or measures calculated and presented in accordance with GAAP because it is not reasonably practicable to produce such reconciliation for this prospective financial information.  Further, the internal financial statements relating to the acquired or to be acquired businesses have not been audited or reviewed by Mattress Firm’s independent auditors and, in most cases, were prepared by the internal management of the acquired business or to-be acquired business and were not prepared in accordance with GAAP. The results reflected of audited financial statements may vary from the information provided in this presentation.

The information contained in this Item 7.01 to the Company’s Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01                   Financial Statements and Exhibits.

(d)         Exhibits

99.1                       Lender Presentation dated September 11, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTRESS FIRM HOLDING CORP.

Date: September 11, 2014	By:	/s/ Alex Weiss
Alex Weiss
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Lender Presentation dated September 11, 2014.